Pruco Life Insurance Company of New Jersey	Christopher J. Madin Vice President, Corporate Counsel Pruco Life Insurance Company of New Jersey 280 Trumbull Street Hartford, CT 06103 (860) 534-6087 christopher.madin@prudential.com September 8, 2026

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:    Pruco Life Insurance Company of New Jersey (“Depositor”)
Pruco Life of New Jersey Variable Insurance Account (“Registrant”) (File No. 811-03646)

Dear Commissioners:

Pruco Life Insurance Company of New Jersey (“We”), on behalf of the Registrant, has transmitted (or will transmit) to contract owners the semi-annual reports for the underlying funds for the period ending June 30, 2026.

Fund Company	1940 Act Registration No.
Advanced Series Trust ("AST")	811-05186
The Prudential Series Fund, Inc.	811-03623

We understand that the Fund Companies each have filed or will file their reports with the Commission under separate cover.

If you have any questions regarding this filing, please contact me at (860) 534-6087.

Sincerely,

/s/ Christopher J. Madin
Christopher J. Madin

VIA EDGAR